FIRST AMENDMENT AGREEMENT
                               to
                   FINGERHUT RECEIVABLES, INC.
                   SECURITY PURCHASE AGREEMENT

          This First Amendment Agreement (the "Amendment") is executed as of the 29th day of July, 1999, by and among Fingerhut Receivables, Inc. (the "Transferor"), Kitty Hawk Funding Corporation ("Kitty Hawk"), Falcon Asset Securitization Corporation ("Falcon"), Four Winds Funding Corporation ("Four Winds" and, collectively with Kitty Hawk and Falcon, the "Conduit Purchasers"), Bank of America, N.A. ("BofA" or the "Administrative Agent"), The First National Bank of Chicago ("First Chicago"), Norddeutsche Landesbank Girozentrale, New York Branch and/or Cayman Island Branch ("Norddeutsche"), and Commerzbank Aktiengesellschaft, Chicago Branch ("Commerzbank" and collectively with BofA, First Chicago and Norddeutsche, the "Alternate Purchasers" and collectively with BofA and First Chicago, the "Managing Agents").

                      W I T N E S S E T H:

          WHEREAS, the Transferor, the Conduit Purchasers, the Managing Agents, the Alternate Purchasers and the Administrative Agent executed the Security Purchase Agreement dated as of July 30, 1998 (the "Security Purchase Agreement") Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Security Purchase Agreement.

          WHEREAS, the parties hereto have agreed to amend the Security Purchase Agreement on the terms and conditions hereinafter set forth:

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendment of the Security Purchase
Agreement. The Security Purchase Agreement is, effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, hereby amended as follows:

          1.1 The introductory paragraph and subsection (a) of the definition of "Assignment Amount" contained in Section 1.01 of the Security Purchase Agreement shall be amended and restated in its entirety to read as follows:

               "Assignment Amount" shall mean, at any time with respect to an Assignment:

               (a)  by a Conduit Purchaser in the Purchaser
          Group with respect to which NationsBank is the Managing Agent to an Alternate Purchaser in such Purchaser Group, an amount equal to the sum of
          (i) the lesser of (A) such Alternate Purchaser's
          Pro Rata Share of the portion of the related
          Purchaser Group Funded Portion of the Class A
          Invested Amount, if any, being assigned at such time and (B) such Alternate Purchaser's unused
          Class A Commitment Amount, (ii) the lesser of (A) such Alternate Purchaser's Pro Rata Share of the portion of the related Purchaser Group Funded
          Portion of the Class B Invested Amount, if any, being assigned at such time and (B) such Alternate Purchaser's unused Class B Commitment
          Amount and (iii) the lesser of (A) such Alternate
          Purchaser's Pro Rata Share of the portion of the related Purchaser Group Funded Portion of the
          Class C Invested Amount, if any, being assigned at such time and (B) such Alternate Purchaser's unused Class C Commitment Amount;"

          1.2  The definitions of "Conduit Assignee," "Funding
Period," and "Specified Termination Date" contained in Section
1.01 of the Security Purchase Agreement shall be amended and restated in their entirety to read as follows:

               "`Conduit Assignee" shall mean, with respect to any Purchaser Group, any commercial paper conduit administered by the applicable Managing
          Agent and designated from time to time to accept an Assignment from the related Conduit Purchaser
          (and thus becoming a Conduit Purchaser hereunder) of all or a portion of the related Purchaser
          Group Funded Portion of the Class A Invested
          Amount, the Class B Invested Amount and the Class
          C Invested Amount."

               "`Funding Period" shall mean each period determined pursuant to Section 2.03 to which all or a portion of each Purchaser Group Funded
          Portion of the Invested Amount is allocated for the purposes of determining the Cost of Funds for such Invested Amount."

               "`Specified Termination Date" shall mean
          July 27, 2000, or such later date to which the Specified Termination Date may be extended in accordance with Section 2.05 hereof."

          1.3  The first sentence of Section 2.02 of the Security
Purchase Agreement is hereby amended and restated in its entirety to read as follows:

     "Each Conduit Purchaser, through its respective Managing Agent, may (but is not committed to), prior to the Increase Termination Date and subject to the provisions of Section 6.15 of the Pooling and Servicing Agreement (including the provisions permitting allocation of Additional Invested Amounts other than by Purchaser Group Percentage), purchase the related Purchaser Group Percentage of any Additional Class A Invested Amount, Additional Class B Invested Amount and Additional Class C Invested Amount from time to time requested by the Transferor from the Purchasers in accordance with the procedures described in Section
     6.15 of the Pooling and Servicing Agreement."

          1.4 Section 2.03 of the Security Purchase Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 2.03  Selection of Funding Periods.
     With respect to any portion of the Invested Amount which is funded by a Conduit Purchaser through the issuance of Commercial Paper, the Transferor may, subject to the applicable Managing Agent's approval and the limitations described below, request that the Invested Amount so funded by a Conduit Purchaser be allocated among one or more Funding Periods, so that the aggregate amounts so allocated with respect to such Conduit Purchaser at all times shall equal the Invested Amount held by such Conduit Purchaser. No such Funding Period applicable to Invested Amounts funded by the issuance of Commercial Paper shall be longer than 270 days and no such Funding Period applicable to Invested Amounts funded other than by the issuance of Commercial Paper shall be longer than one month. The Transferor shall give each Managing Agent irrevocable notice by telephone of the new requested Funding Period(s) at least one (1) Business Day prior to the expiration of any then existing Funding Period; provided, however, that the applicable Conduit Purchaser or the related Managing Agent may select any such new Funding Period if (1) the Transferor fails to provide such notice on a timely basis or (ii) such Conduit Purchaser or the related Managing Agent determines, in its sole discretion, that the Funding Period requested by the Transferor is unavailable or for any reason commercially undesirable. Notwithstanding the foregoing, if the Transferor requests that the Invested Amount then held by any Conduit Purchaser be allocated to more than one Funding Period during any calendar week, the Transferor will pay to the Administrative Agent, for distribution to such Conduit Purchaser, one hundred dollars ($100.00) for the first additional Funding Period requested from such Conduit Purchaser during that week and two hundred fifty dollars ($250.00) for each additional Funding Period requested from such Conduit Purchaser during that week, such amount to be paid in accordance with the terms of the Series Supplement."

          1.5 The last sentence of Subsection 2.04(a) of the Security Purchase Agreement is hereby amended and restated in its entirety to read as follows:

     "In the event that the Interest Payment received by the Administrative Agent on any day is insufficient to fully pay the accrued and unpaid interest described in clauses (i), (ii) and (iii) above, such Interest Payment shall be allocated pro rata among the applicable Purchaser Groups (based upon the respective Purchaser Group Funded Portions of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, as applicable) and further allocated pro rata among the Purchasers within each Purchaser Group (based upon each Purchaser's funded portion of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, as applicable) unless otherwise agreed among the Purchasers in such Purchaser Group."

          1.6  Subsection 2.04(b) of the Security Purchase
Agreement is hereby amended and restated in its entirety to read as follows:

               "(b) On each day on which the Administrative
     Agent receives a payment under the Pooling and Servicing Agreement or Series Supplement in respect of Program Fees, Class A Facility Usage Fees, Class B Facility Usage Fees, Class C Facility Usage Fees or Facility Unused Fees, the Administrative Agent shall distribute such amounts to the applicable Managing Agent, for the benefit of the applicable Purchaser(s) in the related Purchaser Group, an amount equal to such Purchaser Group's pro rata share of such fees (based upon the respective Purchaser Group Funded Portions of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, as applicable)."

          1.7  Subsections 2.04(d) and 2.04(e) of the Security
Purchase Agreement are hereby amended and restated in their entirety to read as follows:

               "(d) On each Business Day on which the
     Administrative Agent receives a payment in respect of the principal of the Senior Securities pursuant to the Pooling and Servicing Agreement, the Administrative Agent shall distribute, to each Managing Agent, for the benefit of the applicable Purchaser(s) in the related Purchaser Group, the related Purchaser Group's pro rata share of the Class A Principal, the Class B Principal and the Class C Principal (based upon the respective Purchaser Group Funded Portions of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, as applicable).

               (e)  All amounts to be paid or deposited by
     the Transferor or the Servicer under this Agreement shall be paid or deposited in accordance with the terms hereof no later than 2:00 p.m. (New York City time) on the day when due. All distributions by the Administrative Agent to the Managing Agents hereunder shall be made by wire transfer of immediately available funds to such depository account as each such Managing Agent directs the Administrative Agent in writing prior to the applicable Distribution Date. Each Managing Agent shall further distribute the amounts received by it in accordance with subsection (a), (b), (c) and (d) of this Section 2.04 to the applicable members of its related Purchaser Group."

          1.8 Section 7.06 of the Security Purchase Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 7.06 Payments by the Administrative Agent. Unless specifically allocated to a Conduit Purchaser or an Alternate Purchaser pursuant to Section
     2.04 of this Agreement, all amounts received by the Administrative Agent, if any, on behalf of the Conduit Purchasers or Alternate Purchasers shall be paid by the Administrative Agent to the applicable Managing Agent (at the account specified in writing to Administrative Agent) in accordance with the related Purchaser Group Funded Portion on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon (New York time) on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to such Managing Agent, on behalf of the related Purchaser, on such Business Day, but, in any event, shall pay such amounts to such Managing Agent, on behalf of the related Purchaser, not later than 11:00 a.m. (New York time) on the following Business Day."

          1.9 Section 7.10 of the Security Purchase Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 7.10  Indemnification of the
     Managing Agent. Each Alternate Purchaser agrees to indemnify the related Managing Agent (to the extent not reimbursed by the Transferor), ratably in accordance with its respective Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Managing Agent (in its capacity as such) in any way relating to or arising out of this Agreement and any of the other Principal Agreements or such action taken or omitted by the Managing Agent hereunder or thereunder; provided, however, that such Alternate Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Managing Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Alternate Purchaser agrees to reimburse the Managing Agent, ratably in accordance with its respective Pro Rata Share, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Managing Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Principal Agreements, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Conduit Purchasers or the Alternate Purchasers hereunder and/or thereunder and to the extent that the Managing Agent is not reimbursed for such expenses by the Transferor."

          1.10 Subsection 8.01(a) of the Security Purchase
Agreement is hereby amended and restated in its entirety to read as follows:

               "(a) At any time prior to the Specified
     Termination Date, in the event that any Conduit Purchaser has elected in its discretion not to fund its portion of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount or any Additional Invested Amount as requested under Section 2.02 hereof, then the Transferor shall have the right to direct the related Managing Agent to designate the Alternate Purchasers in the related Purchaser Group to fund, and such Alternate Purchasers shall fund, such Class A Initial Invested Amount, Class B Initial Invested Amount and/or Class C Initial Invested Amount or such Additional Invested Amount, as applicable, subject to the conditions set forth in Section 6.15 of the Pooling and Servicing Agreement. In addition, at any time, a Conduit Purchaser may elect to assign all or a portion of its interest in any of the Senior Securities of its Purchaser Group to the Alternate Purchasers in its Purchaser Group pursuant to this Section 8.01. Upon any such election by a Conduit Purchaser or any such direction by the Transferor, such Conduit Purchaser shall make an Assignment and the Alternate Purchasers in the related Purchaser Group shall accept such Assignment and shall assume all or a portion of the obligations of such Conduit Purchaser hereunder. In connection with an Assignment from any Conduit Purchaser to the Alternate Purchasers in its Purchaser Group pursuant to this Section 8.01, each Alternate Purchaser shall, on the date of such Assignment, pay to such Conduit Purchaser its Pro Rata Share of the applicable Assignment Amount against delivery by such Conduit Purchaser of an Assignment and Assumption Agreement. In the event that the Assignment Amount paid by the Alternate Purchasers is less than the sum of the portion of the applicable Purchaser Group Funded Portion of the Invested Amount subject to such Assignment plus the interest component of all outstanding Commercial Paper with respect thereto, then to the extent payments made hereunder in respect of the Invested Amount exceed the Assignment Amount, such excess amounts shall be remitted by the applicable Managing Agent to the Conduit Purchaser.

               Without limiting the foregoing, any Conduit
     Purchaser may, from time to time, with prior or concurrent notice to the Transferor and the Servicer, in one transaction or a series of transactions, assign to a Conduit Assignee all or part of the related Purchaser Group Funded Portion of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount and such Conduit Purchaser's rights and obligations under this Agreement and any other Principal Agreements to which it is a party. Upon and to the extent of such assignment by a Conduit Purchaser to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the assigned portion of the related Purchaser Group Funded Portion of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable, (ii) the related Managing Agent for such Conduit Purchaser will act as the Managing Agent for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to the related Managing Agent hereunder or under the other Principal Agreements, (iii) such Conduit Assignee and its Liquidity Providers and Program Support Providers and other related parties shall have the benefit of all the rights and protections provided to such Conduit Purchaser and its Liquidity Providers and Program Support Providers and other related parties, respectively, herein and in the other Principal Agreements (including, without limitation, any limitation on recourse against such Conduit Purchaser or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Purchaser, and the right to assign to another Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume such Conduit Purchaser's right to fund the assigned portion of the related Purchaser Group Percentage of any Additional Invested Amount requested by the Transferor subsequent to the date of such assignment and all other obligations, if any, of such Conduit Purchaser under and in connection with this Agreement or any other Principal Agreements, and such Conduit Purchaser shall be released from such obligations, in each case to the extent of such assignment, and the obligations of such Conduit Purchaser and Conduit Assignee shall be several and not joint, (v) all distributions in respect of the related Purchaser Group Funded Portion of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable, shall be made to the applicable Managing Agent, on behalf of such Conduit Purchaser and such Conduit Assignee on a pro rata basis according to their respective interests, (vi) the defined terms and other terms and provisions of this Agreement and the other Principal Agreements shall be interpreted in accordance with the foregoing, and (vii) if requested by the applicable Managing Agent, the parties will execute and deliver such further agreements and documents and take such other actions as such Managing Agent may reasonably request to evidence and give effect to the foregoing. No Assignment by a Conduit Purchaser to a Conduit Assignee of all or any portion of the related Purchaser Group Portion of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable, shall in any way diminish the related Alternate Purchaser's obligation under Section 8.01(a) to fund any Additional Invested Amount not funded by such Conduit Purchaser or Conduit Assignee."

          1.11 Section 8.01(d) of the Security Purchase Agreement is hereby amended and restated in its entirety to read as follows:

               "(d) If at any time prior to any assignment by the Conduit Purchaser in the Purchaser Group with respect to which NationsBank is the Managing Agent to a related Alternate Purchaser as contemplated pursuant to this Section 8.01, the short term debt rating of any Alternate Purchaser shall be "A-2" or "P-2" from Standard & Poor's or Moody's, respectively, with negative credit implications, such Alternate Purchaser, upon request of the Managing Agent, shall, within 30 days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" and "P-2" from Standard & Poor's and Moody's, respectively, and which shall not be so rated with negative credit implications). If the short term debt rating of an Alternate Purchaser shall be "A-3" or "P-3", or lower, from Standard & Poor's or Moody's, respectively (or such rating shall have been withdrawn by Standard & Poor's or Moody's), such Alternate Purchaser, upon request of the Managing Agent, shall, within five (5) Business Days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" and "P-2" from Standard & Poor's and Moody's, respectively, and which shall not be so rated with negative credit implications). In either such case, if any such Alternate Purchaser shall not have assigned its rights and obligations under this Agreement within the applicable time period described above, the Conduit Purchaser shall have the right to require such Alternate Purchaser to accept the assignment of such Alternate Purchaser's Pro Rata Share of the Purchaser Group Funded Portion of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount; such assignment shall occur in accordance with the applicable provisions of this Section 8.01. Such Alternate Purchaser shall be obligated to pay to the Conduit Purchaser, in connection with such assignment, in addition to the Pro Rata Share of the Purchaser Group Funded Portion of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount, an amount equal to the interest component of the outstanding Commercial Paper issued to fund the portion of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount being assigned to such Alternate Purchaser, as reasonably determined by the Managing Agent. Notwithstanding anything contained herein to the contrary, upon any such assignment to a downgraded Alternate Purchaser as contemplated pursuant to the immediately preceding sentence, the aggregate available amount of the Facility Limit, solely as it relates to new Additional Invested Amounts by the Conduit Purchaser, shall be reduced by the amount of unused Class A Commitment Amount, Class B Commitment Amount and/or Class C Commitment Amount of such downgraded Alternate Purchaser; it being understood and agreed, that nothing in this sentence or the two preceding sentences shall affect or diminish in any way any such downgraded Alternate Purchaser's commitment to the Transferor or such downgraded Alternate Purchaser's other obligations and liabilities hereunder and under the other Principal Agreements."

          1.12 Section 9.02 of the Security Purchase Agreement is hereby amended by replacing the term "Required Securityholders" contained therein with the term "Required Senior
Securityholders."

          SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution hereof by all of the parties hereto.

          SECTION 3.  Miscellaneous.

          3.1  Ratification.  As amended hereby, the Security
Purchase Agreement is in all respects ratified and confirmed and the Security Purchase Agreement as so amended by this Amendment shall be read, taken and construed as one and the same instrument.

          3.2 Representation and Warranty. The Transferor represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and by general principles of equity (whether considered in a suit at law or in equity).

          3.3 Governing Law; Parties. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

          3.4 Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          3.5 Expenses. The Transferor agrees to pay all reasonable out-of-pocket expenses (including, without the fees and expenses of Sidley & Austin, counsel to the Purchasers) incurred by the Administrative Agent or the Purchasers in connection with the negotiation, execution, delivery and preparation of this Amendment.

          IN WITNESS WHEREOF, the Transferor, the Purchasers, the
Managing Agents and the Administrative Agent have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.


                         FINGERHUT RECEIVABLES, INC.,
                         as Transferor

                         By:  /s/ Brian M. Szames
                           Name:  Brian M. Szames
                           Title:  President


                         KITTY HAWK FUNDING CORPORATION,
                         as Conduit Purchaser

                         By:  /s/ Richard L. Taiano
                           Name:  Richard L. Taiano
                           Title:  Vice President


                         FALCON ASSET SECURITIZATION CORPORATION, as Conduit Purchaser

                         By:  /s/ Brooks P. Crankshaw
                           Name:  Brooks P. Crankshaw
                           Title:  Managing Director


                         FOUR WINDS FUNDING CORPORATION,
                         as Conduit Purchaser

                         By:  /s/ James F. Ahern
                           Name:  James F. Ahern
                           Title:  Vice President

                         By:  /s/ Carl H. Jackson
                           Name:  Carl H. Jackson
                           Title:  Vice President


                         BANK OF AMERICA, N.A.,
                         as Alternate Purchaser and Managing Agent

                         By:  /s/ Elliott T. Lemon
                           Name:  Elliott T. Lemon
                           Title:  Vice President


                         NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                         NEW YORK BRANCH AND/OR CAYMAN ISLAND
                         BRANCH, as Alternate Purchaser

                         By:  /s/ Josef Haas
                           Name:  Josef Hass
                           Title:  Vice President

                         By:  /s/ Stephanie Finnen
                           Name:  Stephen K. Hunter
                           Title:  Senior Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO,
                         as Alternate Purchaser and Managing Agent

                         By:  /s/ Brooks P. Crankshaw
                           Name:  Brooks P. Crankshaw
                           Title:  First Vice President


                         COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO
                         BRANCH, as Alternate Purchaser and
                         Managing Agent

                         By:  /s/ Carl H. Jackson
                           Name:  Carl H. Jackson
                           Title:  Vice President

                         By:  /s/ James F. Ahern
                           Name:  James F. Ahern
                           Title:  Vice President


                         BANK OF AMERICA, N.A.,
                         as Administrative Agent for the Purchasers

                         By:  /s/ Elliott T. Lemon
                           Name:  Elliott T. Lemon
                           Title:  Vice President